UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Hickok Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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HICKOK INCORPORATED
10514 Dupont Avenue, Cleveland, Ohio 44108

January 22, 2007

To the Shareholders of Hickok Incorporated:

The Company will hold its Annual Meeting of Shareholders at 10:00 a.m., EST., Wednesday, February 21, 2007 at BRATENAHL PLACE, 1 Bratenahl Place, Bratenahl, Ohio 44108.

We hope that you are planning to attend the Annual Meeting in person, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed Proxy as soon as possible would be greatly appreciated. If you do attend the Annual Meeting you may, of course, withdraw your Proxy should you wish to vote in person.

On behalf of the Board of Directors and management of Hickok Incorporated, I would like to thank you for your continued support and confidence.

Sincerely, /s/ Janet H. Slade Janet H. Slade Chairman of the Board	/s/ Robert L. Bauman Robert L. Bauman President and Chief Executive Officer

HICKOK INCORPORATED
10514 Dupont Avenue, Cleveland, Ohio 44108

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS

MAILED TO SHAREHOLDERS
ON JANUARY 22, 2007

The Annual Meeting of Shareholders of Hickok Incorporated, an Ohio corporation (the "Company"), will be held at BRATENAHL PLACE, 1 Bratenahl Place, Bratenahl, Ohio, on Wednesday, February 21, 2007 at 10:00 a.m., EST., for the following purposes:
1. To fix the number of Directors at eight and elect seven Directors;
2. To approve and adopt the 2007 Outside Directors Stock Option Plan; and
3. To transact such other business as may properly come before the meeting or any adjournment thereof.
Only shareholders of record, as of the close of business on January 2, 2007, will be entitled to receive notice of and to vote at this meeting.

By Order of the Board of Directors. /s/ Robert L. Bauman Robert L. Bauman President and Chief Executive Officer

January 22, 2007

IMPORTANT

Please fill in and sign the enclosed Proxy and return it in the accompanying envelope regardless of whether you expect to attend the Annual Meeting or not. If you attend the Annual Meeting you may vote your shares in person, even though you have previously signed and returned your Proxy.

HICKOK INCORPORATED
10514 Dupont Avenue, Cleveland, Ohio 44108

PROXY STATEMENT
Mailed to shareholders on January 22, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hickok Incorporated (hereinafter the "Company")  to be used at the Annual Meeting of Shareholders of the Company to be held on February 21, 2007, and any adjournments thereof. The time, place, and purpose of the meeting are stated in the Notice of Annual Meeting of Shareholders (the "Notice")  which accompanies this Proxy Statement.

The expense of soliciting proxies, including the cost of preparing, assembling, and mailing the Notice, Proxy Statement, and Proxy will be paid by the Company. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone or other electronic means, and the Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. While the Company presently intends that solicitations will be made only by Directors, officers, and employees of the Company, the Company may retain outside solicitors to assist in the solicitation of proxies. Any expenses incurred in connection with the use of outside solicitors will be paid by the Company.

Any person giving a Proxy pursuant to this solicitation may revoke it. The General Corporation Law of Ohio provides that,  a shareholder, without affecting any vote previously taken, may revoke a Proxy not otherwise revoked by a later appointment received by the Company or by giving notice of revocation  to the Company in writing, in a verifiable communication, or in open meeting. Mere presence at the Annual Meeting will not revoke a proxy.

All validly executed Proxies received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting, and the directions contained in such Proxies will be followed in each instance. If no directions are given, the Proxy will be voted to fix the number of Directors at eight and for the election of the nominees listed in the Proxy and for the other proposals set forth in the Notice.

VOTING RIGHTS

At the close of business on January 2, 2007, the Company had 756,379 shares of Class A Common Stock, $1.00 par value ("Class A Shares"), outstanding and entitled to vote. Additionally, on such date there were 454,866 shares of Class B Common Stock, $1.00 par value ("Class B Shares"), outstanding and entitled to vote. The holders of the outstanding Class A Shares as of January 2, 2007 shall be entitled to one vote for each share held. The holders of the outstanding Class B Shares as of said date shall be entitled to three votes for each share held. The General Corporation Law of Ohio generally provides that if notice in writing is given by any shareholder to the President or a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting that he desires the voting at such election to be cumulative, and an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary of the meeting or by or on behalf of the shareholder giving such notice, each shareholder shall have cumulative voting rights in the election of Directors, enabling him to give one nominee for Director as many votes as is equal to the number of Directors to be elected multiplied by the number of shares in respect of which such shareholder is voting, or to distribute his votes on the same principle among two or more nominees, as he sees fit. Only shareholders of record at the close of business on January 2, 2007 are entitled to notice of and to vote at this meeting.

At the Annual Meeting, in accordance with the General Corporation Law of Ohio, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of shareholder voting. As provided by the General Corporation Law of Ohio and the Company's Amended Code of Regulations, holders of a majority of the outstanding shares of the Company, present in person or by proxy at the Annual Meeting, will constitute a quorum for such meeting. The inspectors of election intend to treat properly executed proxies marked "abstain" as "present" for these purposes. Such inspectors will also treat as "present" shares held in "street name" by brokers that are voted on at least one proposal to come before the Annual Meeting.

The vote required to approve the proposals regarding the election of Directors and the 2007 Outside Directors Stock Option Plan is included in the appropriate description below. Any additional questions and matters brought before the Annual Meeting will be, unless otherwise provided by the Articles of Incorporation of the Company or the General Corporation Law of Ohio, decided by the vote of the holders of a majority of the outstanding votes thereon present in person or by proxy at the Annual Meeting. In voting for such other proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the item on which the abstention is noted and will have the effect of a vote against. Broker non-votes, however, are not counted as present for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any such proposal.

PRINCIPAL OWNERSHIP

The shareholders named in the following table include each executive officer named in the Executive Compensation tables below and those persons known by the Company to be the beneficial owners of more than 5% of the outstanding Common Shares of the Company as of January 2, 2007. In addition, this table includes the beneficial ownership of Common Shares by the Directors and Executive Officers of the Company as a group on January 2, 2007.

Title of Class	Name and Business Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class
Common Shares, $1.00 par value, Class A and Class B	Janet H. Slade (2) 5862 Briar Hill Drive Solon, Ohio 44139	10,843 Class A (3) 102,262 Class B	1.4% 22.5%
	Gretchen L. Hickok (2) 3445 Park East, Apt. A203 Solon, Ohio 44139	3,834 Class A 115,056 Class B	* 25.3%
	Patricia H. Aplin (2) 7404 Camale Drive Pensacola, Florida 32504	4,994 Class A (4) 118,042 Class B (4)	* 25.9%
	Thomas F. Bauman 10514 Dupont Avenue Cleveland, Ohio 44108	17,002 Class A (5)	2.2%
	Robert L. Bauman 10514 Dupont Avenue Cleveland, Ohio 44108	74,613 Class A (6) 119,506 Class B (7)	9.5% 26.3%
	Koonce Securities Inc. 6550 Rock Spring Drive, Suite 600 Bethesda, Maryland 20817	142,377 Class A (8)	18.67%
	Glaubman Rosenberg & Robotti Fund, L.P. (9) 52 Vanderbilt Avenue New York, New York 10017	47,217 Class A (9)	6.24% (9)
	Robert E. Robotti (10) 52 Vanderbilt Avenue New York, New York 10017	40,778 Class A (10)	5.4% (10)
	All Directors and Executive Officers as a group (10 persons)	178,358 Class A (11) 221,768 Class B	20.2% 48.8%
* Less than one percent

(1) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be a beneficial owner of a security if he or she has or shares voting or investment power in respect of such security or has the right to acquire beneficial ownership within 60 days. Accordingly, the amounts shown throughout this Proxy Statement do not purport to represent beneficial ownership, except as determined in accordance with said Rule.

(2) Daughter of the late Robert D. Hickok.

(3) Includes 9,000 Class A Common Shares which Ms. Slade, as a Director, has the right to acquire upon the exercise of immediately exercisable options.

(4) Shares are held by the Patricia Hickok Aplin Revocable Trust.

(5) Includes 16,000 Class A Common Shares which Mr. Bauman, as a Named Executive Officer, has the right to acquire upon the exercise of immediately exercisable options.

(6) Includes an aggregate of 32,000 Class A Common Shares which may be acquired by Mr. Bauman upon the exercise of immediately exercisable options. The ownership of 42,613 shares held by the Susan F. Bauman Trust is attributed to Mr. Bauman pursuant to the Securities and Exchange Commission rules.

(7) The ownership of 119,506 shares held by the Robert L. Bauman Trust is attributed to Mr. Bauman pursuant to the Securities and Exchange Commission rules.

(8) Based on a Schedule 13G/A filed February 9, 2006 with the Securities and Exchange Commission. According to the Schedule 13G/A, Koonce Securities Inc. has sole voting and dispositive power over 108,177 shares and shared voting and dispositive power over 34,200 shares.

(9) Based on a Schedule 13D/A filed April 17, 2006 with the Securities and Exchange Commission.  The Schedule 13D/A indicates that the following reporting persons have shared voting and shared dispositive power over 47,217 shares of the Company’s Class A common stock:  The Glaubman Rosenberg & Robotti Fund, L.P., Joseph Hain and Kirin Smith.  According to the Schedule 13D/A, Joseph Hain has sole voting and dispositive power over an additional 2,885 such shares (for a total, combined with the above mentioned 47,217 shares, of 50,102 shares or 6.62% of the Class), and Kirin Smith has sole voting and dispositive power over an additional 3,385 such shares (for a total, combined with the above mentioned 47,217 shares, of 50,602 shares or 6.69% of the Class).

(10) Based on a Schedule 13D filed December 26, 2006 with the Securities and Exchange Commission.  According to the Schedule 13D, the following reporting persons have shared voting and dispositive power over 40,778 shares of the Company’s Class A common stock:  Robert E. Robotti, Kenneth R. Wasiak, Ravenswood Management Company, L.L.C. and The Ravenswood Investment Company, L.P.

(11) Includes 125,000 Class A Common Shares which the Directors and the Executive Officers of the Company have the right to acquire upon the exercise of immediately exercisable options.

ELECTION OF DIRECTORS

The number of Directors of the Company is presently fixed at eight. The term of office of each Director expires annually. The individuals elected to the office of Director at the Annual Meeting will hold office until the next Annual Meeting of Shareholders and until their successors have been duly elected.

The Board of Directors recommends that the number of Directors be fixed at eight, that seven of such directorships be filled by the vote of the shareholders at the Annual Meeting, and that the seven nominees hereinafter named be elected. The Board of Directors believes that the election of one less Director than authorized will provide the Board with flexibility during the year to appoint an additional member to the Board, when and if an individual whose services would be beneficial to the Company and its shareholders is identified.

The nominees receiving the greatest number of votes will be elected. The Proxy holders named in the accompanying Proxy or their substitutes will vote such Proxy at the Annual Meeting or any adjournments thereof for the election as Directors of the nominees named below unless the shareholder instructs, by marking the appropriate space on the Proxy, that authority to vote is withheld. Abstentions and broker non-votes will have no effect on the election of Directors. If cumulative voting is in effect, the Proxy holders shall have full discretion and authority to vote for any one or more of such nominees. In the event that the voting is cumulative, the Proxy holders will vote the shares represented by each Proxy so as to maximize the number of nominees elected to the Board of Directors. However, the shares represented by each Proxy cannot be voted by the Proxy holders for a greater number of nominees than those identified in this Proxy Statement. Each of the nominees has indicated his or her willingness to serve as a Director, if elected. If any nominee should become unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for such substitute nominee as may be named by the Board of Directors.

INFORMATION CONCERNING NOMINEES FOR DIRECTORS

Name and Age	Business Experience (1)	Year in which first elected Director	Common Shares (2) beneficially owned as of January 2, 2007	Percent of class beneficially owned

Robert L. Bauman (3) Age: 66	President and Chief Executive Officer of the Company since July, 1993; Chairman of the Company from July, 1993 to May, 2001	1980	74,613 (4) Class A 119,506 (5) Class B	9.5% 26.3%
T. Harold Hudson Age: 67	President, AAPRA Associates, LLC, (con- sulting firm) since June, 1999; Senior Vice President of Engineering and Design of Six Flags Theme Parks, Inc. for five years prior to June, 1999	1992	10,500 (6) Class A	1.4%
James T. Martin Age: 75	Consultant, self employed, since Septem- ber, 1997; President and Chief Executive Officer, Meaden & Moore, Ltd. (regional, Cleveland based CPA firm) for five years prior to September, 1997	1999	7,400 (7) Class A	1.0%
Michael L. Miller Age: 65	Retired Partner of Calfee, Halter & Griswold LLP, the Company’s Legal Counsel. Mr. Miller became a Partner of the firm in January, 1972	1992	14,000 (6) Class A	1.8%
Jim N. Moreland Age: 75	Retired, since June, 1994; Senior Engi- neering Executive, Rockwell International, for five years prior to June, 1994	2000	6,000 (7) Class A	*
Hugh S. Seaholm Age: 55	President and Chief Executive Officer, Universal Metal Products, Inc. (custom metal stamping manufacturer) since Janu- ary, 1987	2002	3,000 (8) Class A	*
Janet H. Slade Age: 63	Chairman of the Company since May, 2001; Private Investor for five years prior to May, 2001	1992	10,843 (6) Class A 102,262 Class B	1.4% 22.5%
* Less than one percent

(1) Unless otherwise indicated, the principal occupation shown for each of the Company’s Directors has been the principal occupation of such person for at least the past five years. Each Director may be reached c/o the Company at 10514 Dupont Avenue, Cleveland, Ohio 44108.

(2) Class A Common Shares are indicated by "Class A"; Class B Common Shares are indicated by "Class B".

(3) Mr. Robert L. Bauman is the brother of Mr. Thomas F. Bauman, the Company's Senior Vice President, Sales and Marketing.

(4) Includes an aggregate of 32,000 Class A Shares which may be acquired by Mr. Bauman upon the exercise of immediately exercisable options. The ownership of 42,613 shares held by the Susan F. Bauman Trust is attributed to Mr. Bauman pursuant to the Securities and Exchange Commission rules.

(5) The ownership of 119,506 shares held by the Robert L. Bauman Trust is attributed to Mr. Bauman pursuant to the Securities and Exchange Commission rules.

(6) Includes 9,000 Class A Common Shares which may be acquired upon the exercise of immediately exercisable options.

(7) Includes 6,000 Class A Common Shares which may be acquired upon the exercise of immediately exercisable options.

(8) Includes 3,000 Class A Common Shares which may be acquired upon the exercise of immediately exercisable options.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and Directors, and persons who own more than ten percent of the Company’s Class A Shares, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors, and greater than ten percent shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5s were required, the Company believes that during the fiscal year ending September 30, 2006 all Section 16(a) filing requirements applicable to its officers, Directors, and greater than ten percent beneficial owners were complied with.

TRANSACTIONS WITH MANAGEMENT

During fiscal years 2005 and 2006, no transactions occurred or were proposed that are required to be disclosed pursuant to Item 404 of Regulation S-B under the Securities Exchange Act of 1934.

INFORMATION REGARDING MEETINGS AND
COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has determined that James T. Martin and Hugh S. Seaholm, members of the Audit Committee, satisfy the criteria adopted by the Securities and Exchange Commission to serve as "audit committee financial experts" and all three members are independent directors. In addition, the Board has a Compensation Committee made up of two independent directors. The Board of Directors has determined that all remaining directors are independent except for Mr. Robert L. Bauman, who is employed by the Company.  The determinations of independence described above were made using the definition for independence of directors under National Association of Security Dealers listing standards. Set forth below is the membership of the various committees with the number of meetings held during the fiscal year ended September 30, 2006 in parentheses:

Audit Committee (1) T. Harold Hudson James T. Martin Hugh S. Seaholm	Compensation Committee (0) James T. Martin Jim N. Moreland

The Audit Committee reviews the activities of the Company’s independent auditors and various Company policies and practices. The Compensation Committee determines and reviews overall compensation matters affecting senior managers and officers, including the granting of stock options. Although no formal meeting was held, the Compensation Committee did make recommendations regarding compensation for the Company's senior managers and officers during the fiscal year ended September 30, 2006.

The Board of Directors does not have a nominating committee or committee performing similar functions because the Company believes that as a small business issuer traded on the Over The Counter Bulletin Board, it is not necessary to have a separate nominating committee. Rather, the full Board of Directors participates in the consideration of director nominees. At this time, the Board does not have a formal policy with regard to the consideration of any director candidates recommended by Company shareholders because historically the Company has not received recommendations from its shareholders and the costs of establishing and maintaining procedures for the consideration of shareholder nominations would be unduly burdensome.

Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition. However, in making its nominations, the Board of Directors considers, among other things, an individual's business experience, industry experience, financial background, breadth of knowledge about issues affecting the Company, time available for meetings and consultation regarding Company matters and other particular skills and experience possessed by the individual.

The Company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

The Board of Directors held four meetings during the fiscal year ended September 30, 2006. During that fiscal year, no Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he or she served as a Director and (ii) the total number of meetings held by committees of the Board on which he or she served, during the period that he or she served.

The Board provides a process for shareholders to send communications to the Board or any of the Directors. Shareholders may send written communications to the Board or any of the Directors c/o Janet Slade, Hickok Incorporated, 10514 Dupont Avenue, Cleveland, Ohio 44108. All shareholder communications will be compiled by Janet Slade and submitted to the Board or the individual Directors on a periodic basis.

All of the Board members attended the 2006 Annual Meeting of Shareholders.

For the fiscal year ended September 30, 2006,  Directors who are not also employees of the Company received a fee of $1,200 for the first Board and Committee meeting attended for the year. Janet Slade, Chairman of the Board, received a fee of $6,800 for the first Board meeting attended for the year. The reduction in fees paid to Directors was in response to the Company wide temporary wage reductions implemented in August 2005. On February 22, 2006 the Board of Directors voted and approved a return to the previous Board fee schedule, effective with that meeting, thus increasing Board and Committee meeting fees to $1,500 for the remaining three meetings attended. Annual fees effective with the seating of the Board at the February 2006 meeting were returned to $1,500 per year. The Chairman of the Board received an $8,600 annual fee along with an $8,600 fee for the remaining three meetings attended for the year. Directors who are also employees of the Company received a reduced fee of $40 for the first Board meeting attended and a fee of $50 for the remaining three Board meetings attended for the year.

In addition, in September 2006, Directors who are not also employees of the Company received a $300 fee for each of the Board and Committee meetings that a reduced fee was originally paid in fiscal 2006 and 2005. The Chairman of the Board received a $1,720 fee for each Board meeting that a reduced fee was originally paid in fiscal 2006 and 2005.  Directors who are also employees of the Company received a $10 fee for each Board meeting that a reduced fee was originally was paid in fiscal 2006 and 2005 ..

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the "Audit Committee") reports to the Board and is responsible for overseeing the Company’s accounting functions, the system of internal controls established by management, and the processes to assure compliance with applicable laws, regulations and internal policies. The Audit Committee is currently comprised of three directors, each of whom meet independence requirements under the current National Association of Securities Dealers corporate governance standards. The Audit Committee’s activities are governed by a written charter adopted by the Board on May 23, 2000, which is included herewith as Appendix B.

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as the same may be modified or supplemented. Audit Committee members also discussed and reviewed the results of the independent auditors’ examination of the financial statements, the quality and adequacy of the Company’s internal controls, and issues relating to auditor independence. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same may be modified or supplemented, and has discussed with the independent accountant the independent accountant’s independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC.

The Audit Committee of The Board of Directors
James T. Martin, Chairman
T. Harold Hudson
Hugh S. Seaholm

INDEPENDENT PUBLIC ACCOUNTANTS

During the fiscal years ended September 30, 2006 and 2005, Meaden & Moore, Ltd. provided various audit services and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:
	2006	2005
Audit Fees	$82,000	$74,400

Tax Fees	9,500	8,600

All Other Fees	8,500	7,200

Totals	$100,000	$90,200

Audit Fees:  Fees for audit services include fees associated with the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB. Audit fees also include fees associated with providing consents included with, and assistance with and review of, documents filed with the SEC.

Tax Fees:  Fees for tax services include tax compliance, tax advice and tax planning.

All Other Fees:  Other fees include fees associated with pension plan audits and other services.

The Audit Committee has determined that the rendering of the non-audit services by Meaden & Moore, Ltd. is compatible with maintaining the auditor's independence.

Audit Committee Pre-Approval Policy: It is the policy of the Company's audit committee to approve all engagements of the Company's independent auditor to render audit and non-audit services prior to the initiation of such services.

The firm of Meaden & Moore, Ltd. has again been selected to act as the auditors for the Company for the current fiscal year. A representative of that firm is expected to be present at the Annual Meeting and will have an opportunity to make a statement, if desired. The representative also is expected to be available to respond to appropriate questions from shareholders.

EXECUTIVE COMPENSATION

The following table sets forth the compensation for services in all capacities to the Company of the Chief Executive Officer and the Company's other most highly compensated officers (the "Named Executive Officers").

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus (1)	Securities Underlying Options
Robert L. Bauman, President & Chief Executive Officer	2006 2005 2004	$237,460 $240,936 $243,700	$68,917 (2) 0 $133,152	0 (5) 0 (5) 0 (5)
Thomas F. Bauman, Senior Vice President, Sales and Marketing	2006 2005 2004	$136,483 $137,555 $137,000	$33,863 (3) 0 $20,000	0 (5) 0 (5) 0 (5)
William A. Bruner, Senior Vice President, Manufacturing Operations	2006 2005 2004	$88,550 $89,200 $88,425	$30,750 (4) 0 $18,000	0 (5) 0 (5) 0 (5)
Gregory M. Zoloty, Senior Vice President, Finance & Chief Financial Officer	2006 2005 2004	$88,550 $89,200 $88,425	$30,750 (4) 0 $18,000	0 (5) 0 (5) 0 (5)
The Named Executive Officers did not receive personal benefits or perquisites during the last fiscal year in excess of the lesser of $50,000 or 10% of their aggregate salary and bonus.

(1) Represents bonuses earned from the plans described in the section "Profit Sharing Plans" below. Bonuses are normally paid after the end of the year for that year (e.g., bonus distributions that accrued in fiscal year 2006 will actually be paid in fiscal year 2007).

(2) This amount represents the second special “Make Whole Payments to Employees and Directors” bonus of $20,917 paid in September 2006 and $48,000 that accrued in fiscal 2006 from the other plans described in the section "Profit Sharing Plans" below.

(3) This amount represents the second special “Make Whole Payments to Employees and Directors” bonus of $8,863 paid in September 2006 and $25,000 that accrued in fiscal 2006 from the other plans described in the section "Profit Sharing Plans" below.

(4) This amount represents the second special “Make Whole Payments to Employees and Directors” bonus of $5,750 paid in September 2006 and $25,000 that accrued in fiscal 2006 from the other plans described in the section "Profit Sharing Plans" below.

(5) Represents options to purchase shares of Class A Common Stock.

2006 Option Grants

During the fiscal year ended September 30, 2006 there were no stock options granted to the Named Executive Officers listed in the Summary Compensation Table on page 11.

The following table reflects the fact that the Company granted no stock options to the Named Executive Officers during the fiscal year ended September 30, 2006.

Name	Number of Securities Underlying Options	Percentage of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price (per share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term 5% 10%

Robert L. Bauman	-0-	0.0%	$0.00	-	$ 0	$ 0
Thomas F. Bauman	-0-	0.0%	$0.00	-	$ 0	$ 0
William A. Bruner	-0-	0.0%	$0.00	-	$ 0	$ 0
Gregory M. Zoloty	-0-	0.0%	$0.00	-	$ 0	$ 0

2006 Option Exercises and Year-End Value Table

The following table sets forth stock option information for the individuals named in the Summary Compensation Table. The value of the “in-the-money” options refers to options having an exercise price which is less than the fair market value of the Company’s stock on September 30, 2006.

			Number of Unexercised Options at September 30, 2006		Value of (1) Unexercised In- the-Money Options at September 30, 2006
Name	Shares Acquired on Exercise	Value Realized	Exercis- able	Unexer- cisable	Exercis- able	Unexer- cisable

Robert L. Bauman	- 0 -	- 0 -	32,000	- 0 -	$41,875	- 0 -
Thomas F. Bauman	- 0 -	- 0 -	16,000	- 0 -	$28,800	- 0 -
William A. Bruner	- 0 -	- 0 -	18,000	- 0 -	$25,125	- 0 -
Gregory M. Zoloty	- 0 -	- 0 -	17,000	- 0 -	$24,225	- 0 -

(1) Calculated on the basis of the fair market value of the underlying securities at the exercise date or year-end, as the case may be, minus the exercise price.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of September 30, 2006 with respect to compensation plans (including individual compensation arrangements) under which Common Stock of the Company is authorized for issuance under compensation plans previously approved and not previously approved by shareholders of the Company.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	153,450	$5.78	47,200

Equity compensation plans not approved by security holders	-	-	-

Total	153,450		47,200

STOCK PERFORMANCE GRAPH

The following data compares the value of $100 invested on October 1, 2001 in the Company’s Class A Common Shares, the Nasdaq Composite Index, and the Nasdaq Industrial Index. The Nasdaq Composite Index represents a broad market group in which the Company participates, and the Nasdaq Industrial Index was chosen as having a representative peer group of companies. The total return includes reinvestment of dividends. The comparisons in this graph are not intended to forecast, or be indicative of, possible future performance.

The above graph was prepared using the following data:

SEPTEMBER 30	2001	2002	2003	2004	2005	2006

HICKOK	$100	$188	$164	$212	$196	$236

NASDAQ COMPOSITE	100	78	119	126	142	149

NASDAQ INDUSTRIAL	100	86	128	147	166	178

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

General

The Compensation Committee of the Board of Directors reviews the Company’s existing and proposed executive compensation plans and makes determinations concerning such plans and the awards to be made thereunder. The current members of the Committee are James T. Martin and Jim N. Moreland, each of whom are non-employee Directors of the Company.

Compensation Philosophy

The Committee believes that, in order to attract, retain and offer appropriate incentives to its key executives, compensation levels of individuals should be comparable to similarly situated companies. The Committee reviews available information concerning compensation levels at firms that are generally comparable in terms of industry, size and geography. Certain of these companies may be part of the indices set forth in the Stock Performance Graph contained elsewhere in this Proxy Statement. In addition, prior year corporate earnings, internal earnings projections for future years, value to the Company for future requirements, and leadership qualities are factors in determining compensation levels for key executives.  The Committee also makes a determination as to the overall success of the Company in achieving strategic goals and the contribution of each individual employee to that process. Additionally, the Committee makes recommendations to the full Board as to compensation methods such as special bonus and stock option programs and the philosophy for distribution of any related incentives.

In 1993 Congress adopted Section 162 (m) of the Internal Revenue Code which limits the ability of public companies to deduct compensation in excess of $1,000,000 paid to certain executive officers, unless such compensation is "performance based" within the meaning of Section 162 (m). The Committee does not expect the deductibility of any compensation paid to its employees to be affected by Section 162 (m).

Fiscal 2006 Compensation Decisions

Base salaries for each of the Company's officers, other than Robert L. Bauman, for fiscal 2006 were established by the Committee based on recommendations by Robert L. Bauman. Without a formal meeting the Committee determined not to increase salaries in fiscal 2006 for Robert L. Bauman, Company officers, or other employees. With exceptions for promotions Company employee salaries have not been increased since January 1, 2005. No options to purchase Class A Common Stock were granted to employees in fiscal 2006.

The Committee, based on recommendations by Robert L. Bauman for all employees except himself, distributed bonuses for fiscal 2006 for the Company’s officers, key employees, and all other employees. In addition, the Committee has authorized modest salary increases for employees in fiscal 2007 and established base salaries for officers based on Robert L Bauman recommendations. For fiscal 2007 Robert L. Bauman’s base salary and fiscal 2006 bonus participation were determined based on the Committee’s assessment of his performance, the Company’s financial condition, and its success in achieving its strategic objectives.

The Committee and the entire Board of Directors, with Mr. Bauman abstaining, established a special 2006 bonus plan at the May 2006 meeting. Descriptions of the special plans for 2006 and the Company’s regular profit sharing plan are set forth below.

The Compensation Committee of the Board of Directors
Jim N. Moreland, Chairman
James T. Martin

Profit Sharing Plans

The Company has a formula based profit sharing bonus plan that has been in place for over 30 years. In addition the Board of Directors, with Robert L. Bauman abstaining, installed two special plans for fiscal year 2006. The bonus distribution for the regular bonus plan and special 2006 bonus pool was determined by the Compensation Committee of the Board of Directors after considering such factors as the employee's influence on Company results, performance during the preceding years with emphasis on the previous year, and employee long-term anticipated contribution to corporate goals.

The regular profit sharing bonus plan for all officers and key employees provides for a fund consisting of 20% of the excess of profits, before federal taxes, after deducting 10% of the net stockholders' equity at the beginning of the fiscal year such equity to include the net amount received by the company during the fiscal year from the sale of common stock or through the exercise of common stock options.

In 2006, the Compensation Committee recommended to the Board of Directors two special bonus programs designed to provide additional incentive to key employees and reward all employees for meeting Company goals. For the key employees the intent was to help retain talent necessary to maintain sales growth and to maximize the potential contribution of opportunities available to the Company particularly in 2006 but also anticipated for future years. In addition, the Committee believes the awards under these plans further enhance the Committee’s compensation philosophy aligning key employee’s compensation with Company performance. The Compensation Committee anticipates that it may recommend similar plans from time to time, as conditions warrant.

The Board initiated a special “Special Bonus Pool for All Employees” equal to 20% of profits before federal taxes after subtracting the amount of the regular profit sharing plan bonus pool for all officers and key employees. The combination of bonuses awarded under the regular profit sharing bonus plan for all officers and key employees and the special bonus for all employees cannot exceed 50% of any recipient's base salary. The Company's two formula based profit sharing bonus plans produced bonuses in the amount of $391,744 in 2006. There were no bonuses distributed in 2005. In 2004 bonuses amounted to $384,007.

The Board also initiated a second special “Make Whole Payments to Employees and Directors” bonus described in the following resolution;
                        “If the Company is profitable measured as of August 31, 2006, the Chief Executive Officer of the Company has the discretion to award up to an aggregate of $185,000 in payments to the employees and Directors of the Company to be paid by September 30, 2006.”
The Company paid a special bonus in September 2006 to all current employees and directors who were affected by the wage reductions implemented in August 2005 and effective through December 2005. This special bonus amounted to $183,419.

PROPOSAL RELATING TO 2007 OUTSIDE DIRECTORS STOCK OPTION PLAN

Background

The shareholders will be asked at the meeting to vote on a proposal to approve the adoption of the 2007 Hickok Incorporated Outside Directors Stock Option Plan (the “2007 Outside Directors Plan” or the “Plan”). The 2007 Outside Directors Plan was  adopted by the Board of Directors in December 2006, subject to shareholder approval.

The purpose of the Plan is to provide each of the Company’s non-employee Directors an added incentive to continue in the service of the Company and a more direct interest in the future success of the Company’s operations. The Plan also may help the Company attract outstanding individuals to become Directors of the Company. For these reasons, the Board adopted the 2007 Outside Directors Plan, subject to shareholder approval. Accordingly, the Board of Directors and management believe that approval of the Plan is in the best interests of the Company and recommend that shareholders vote in favor of the proposal.

The affirmative vote of the holders of a majority of the combined outstanding Class A and Class B Common Shares entitled to vote present in person or by proxy at the meeting is required for the adoption of the 2007 Outside Directors Plan. Thus, shareholders who vote to abstain will in effect  be voting against the proposal. Brokers who hold Class A Common Shares as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the meeting, provided that this Proxy Statement is transmitted to the beneficial owners at least 15 days before the meeting.  Broker non-votes, however, are not counted as present for determining whether this proposal has been approved and have no effect on its outcome.

The following is a summary of the principal features of the 2007 Outside Directors Plan and is qualified in its entirety by reference to the Plan. A copy of the Plan is attached hereto as Appendix A.

General

The 2007 Outside Directors Plan provides for the issuance of options to purchase a maximum of an aggregate of 21,000 Class A Common Shares of the Company to Directors who are not also employees of the Company or any subsidiary (“Outside Directors”). There are presently six eligible Outside Directors. The Plan will terminate on the second business day after the Company's regular meeting of shareholders at which directors are elected in 2009, unless earlier terminated by resolution of the Board of Directors.

Grants of Options

If the Plan is approved by shareholders, on the “Effective Date” of the Plan, each Outside Director will be granted an option to purchase 1,000 Class A Common Shares at the then fair market value calculated by reference to the closing price of the Class A Common Shares on the NASDAQ Over-The-Counter Bulletin Board Market. Thereafter, on the first business day immediately following the date of each of the Company's regular meetings of shareholders at which directors are elected, commencing with the meeting to be held in 2008 and through the meeting in 2009, each Outside Director then serving in such capacity will receive an automatic grant of an option to purchase 1,000 shares of Class A Common Shares at the then fair market value.

Securities Subject to the 2007 Outside Directors Plan

Not more than 21,000 Class A Common Shares of the Company may be issued pursuant to the 2007 Outside Directors Plan in the aggregate. The market value of 21,000 Class A Common Shares of the Company as of January 4, 2007 was $157,500.

If any option granted under the Plan is canceled, terminates, expires or lapses, shares subject to that option generally will again be available for the grant of options under the Plan, subject to certain limitations contained in the Plan. Additionally, the Plan provides for the Board, in its sole discretion, to make certain necessary and appropriate adjustments in the exercise prices, number of shares issuable upon exercise and/or the class of shares issuable upon exercise of all options outstanding at the occurrence of certain events (e.g., merger, reorganization, share splits, share dividends, combinations, exchanges of shares or similar capital adjustments), as further set forth in the Plan.

Certain Option Terms

The terms of options granted under the Plan are to be set forth in an Option Agreement. Each option granted under the Plan will become exercisable in equal one-third increments of the Class A Common Shares subject to the option on each of the first three anniversary dates of the grant. Each option granted under the 2007 Outside Directors Plan will expire on the tenth anniversary of the date the option was granted.

Options may be exercised by the Outside Director giving written notice to the Company of the Outside Director’s exercise of the option accompanied by full payment of the purchase price in cash or its equivalent. The Plan also provides that the Board may allow cashless exercises as permitted under the Federal Reserve Board’s Regulation T, subject to applicable securities laws, or by other means that the Board determines are consistent with the Plan’s purpose and applicable law.

The Plan permits the Board to impose certain restrictions on any shares acquired pursuant to the exercise of an option under the Plan.  The Plan also imposes certain restrictions on the transferability of options, which generally provide that no option may be sold or otherwise transferred other than by will or by the laws of descent and distribution or pursuant to certain qualified domestic relations orders. Rights under an option granted under the Plan may be exercised during an Outside Director’s lifetime only by the Outside Director or the Outside Director’s legal representative.

Terminations of Directorship and Changes in Control

If an Outside Director ceases to be a Director of the Company because of death or disability (as defined in the Plan), all vested options may be exercised until the earlier to occur of either (i) the first anniversary of the Outside Director’s termination of directorship or (ii) the expiration of the option.  With respect to any option that remains exercisable in the above manner due to the Director’s death, the Plan provides that any such option may be exercised during that time by the person(s) named as the participant’s beneficiary or those persons that have acquired the participant’s rights by will or by the laws of descent and distribution.

Options held by a participant that are not vested as of the date he ceases to be a Director are immediately forfeited to the Company under the Plan.  The Plan also includes certain provisions applicable to the treatment of options that are vested as of the date a participant ceases to be a Director for reasons other than death or disability, and provides for the treatment of options in the event that a participant ceases to be a Director by disability, and then dies within the exercise period following the termination by disability.

In the event of a Change in Control, as defined in the 2007 Outside Directors Plan, all options outstanding granted under the Plan will become immediately exercisable and, subject to certain limitations, the Board will have authority to make appropriate modifications to the options before the effective date of the Change in Control.

Amendments and Modifications to the Plan

The Board may alter, amend, suspend or terminate the Plan in whole or in part at any time; however, the Plan generally may not be amended more than once every six months, and no amendment that requires shareholder approval in order for the Plan to continue to comply with Exchange Act Rule 16b-3 will be effective unless approved by the Company’s shareholders.  No termination, amendment or modification of the Plan may materially adversely affect any option previously granted under the Plan without the optionee’s written consent.

Indemnification of Directors

The Plan provides each person who is or shall have been a member of the Board with rights to indemnification in certain circumstances relating to actions taken or failures to act under the Plan.  These rights to indemnification are subject to certain limitations included in the Plan and are not exclusive of other indemnification rights of the indemnified persons or indemnification powers of the Company.

Income Tax Treatment

The Company has been advised that under current law certain of the income tax consequences under the laws of the United States to Outside Directors and the Company of options granted under the 2007 Outside Directors Plan generally should be as set forth in the following summary. The summary only addresses income tax consequences for Outside Directors and the Company.

The options granted under the Plan shall be non-qualified options for federal income tax purposes. An Outside Director to whom an option is granted will not recognize income at the time of grant of such option. When such Outside Director exercises such non-qualified option, the Outside Director will recognize ordinary compensation income equal to the difference, if any, between the option price paid and the fair market value, as of the date of option exercise, of the shares the Outside Director receives. The tax basis of such shares to such Outside Director will be equal to the option price paid, and the Outside Director’s holding period for such shares will commence on the day on which the Outside Director recognized taxable income in respect of such shares. Subject to applicable provisions of the Code and regulations thereunder, the Company will generally be entitled to a federal income tax deduction in respect of non-qualified options in an amount equal to the ordinary compensation income recognized by the Outside Director.

The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of options or the Company or to describe tax consequences based on particular circumstances. It is based on United States federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. The discussion does not address state or local income tax consequences or income tax consequences for taxpayers who are not subject to taxation in the United States.

New Plan Benefits

As of the date of this Proxy Statement, no option grants have been made under the 2007 Outside Directors Plan. If the 2007 Outside Directors Plan is approved by the Company shareholders, the Plan provides for initial grants of 1,000 stock options to each of the outside directors on February 22, 2007. The Plan also provides for subsequent grants to be made on the first business day immediately following the date of each of the Company’s regular meetings of shareholders at which directors are elected in 2008 and 2009 to each outside director of an option to purchase 1,000 shares of the Company’s Class A common stock. The following table sets forth the amount of the option grants presently expected to be made to the current outside directors as a group under the Plan if the Plan is approved by the Company's shareholders at the Annual Meeting and assuming no amendment, modification or early termination of the Plan.

Hickok Incorporated 2007 Outside Directors Stock Option Plan

Name and Position	Dollar Value (1)	Number of Units
Non-Executive Director Group	(1)	18,000 (2)

(1) The dollar value of the benefits to be received by the outside directors from the stock options currently expected to be granted under the Plan cannot be determined at this time because that value will be determined on the date the options are exercised.

(2) As explained in the above summary of the Plan, the Plan provides for the issuance of options to purchase a maximum of an aggregate of 21,000 shares of the Company’s Class A common stock.  The 18,000 total included in the above Table represents the number of options that are presently expected to be granted under the terms of the Plan, if approved by the shareholders at the Annual Meeting, to each of the six outside director nominees and includes, for each such director nominee, an initial grant of 1,000 options and subsequent grants of 1,000 options in each of 2008 and 2009.  To the extent that the members of the group of outside directors change over the life of the Plan, the total number of options granted under the Plan could differ from the 18,000 estimate set forth in the Table.  Additionally, the Plan may be altered, amended, suspended or terminated early in accordance with its terms, which are summarized in the above summary of the Plan, in which event the number of options granted under the Plan could differ from the 18,000 total set forth in the Table.  For additional detail regarding options to be granted under the Plan, please see the above summary and the terms of the Plan attached hereto as Appendix A.

The Board of Directors recommends a vote FOR this proposal. The persons named in the accompanying Proxy or their substitutes will vote such Proxy for this proposal unless it is marked to the contrary. A favorable vote of a majority of the combined outstanding Class A and Class B Shares on the record date is required for adoption of the proposal.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

The Board of Directors of the Company is not aware of any matter to come before the meeting other than those mentioned in the accompanying Notice. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

Any shareholder proposal intended to be presented at the 2008 Annual Meeting of Shareholders must be received by the Company’s Secretary at its principal executive offices not later than September 24, 2007, for inclusion in the Board of Directors’ Proxy Statement and form of Proxy relating to that meeting. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply with the Proxy rules of the Securities and Exchange Commission.

The Company may use its discretion in voting Proxies with respect to Shareholders’ proposals not included in the Proxy Statement for fiscal year ended September 30, 2007, unless the Company receives notice of such proposals prior to December 8, 2007.

Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the shareholder, a copy of the Company’s Annual Report on Form 10-KSB, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company’s most recent fiscal year. Requests from beneficial owners of the Company’s voting securities must set forth a good-faith representation that, as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:

Mr. Gregory M. Zoloty
Hickok Incorporated
10514 Dupont Avenue
Cleveland, Ohio 44108

You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors.

/s/ Robert L. Bauman Robert L. Bauman President and Chief Executive Officer

Dated January 22, 2007

APPENDIX A

HICKOK INCORPORATED
2007 OUTSIDE DIRECTORS STOCK OPTION PLAN

Hickok Incorporated hereby adopts a stock option plan for the benefit of Outside Directors and subject to the terms and provisions set forth below.

Article 1.  Definitions

Whenever used in the Plan, the following terms have the meanings set forth below:

(a)  “Board” means the Board of Directors of the Company.

(b)  “Change in Control” shall be deemed to have occurred upon:

 (i) The acquisition of beneficial ownership of thirty percent (30%) of the Company’s Shares by a person or group of persons under common control unless such acquisition is approved by the Board; or

 (ii) A change in the membership of the Board at any time during any twelve (12) month period such that, following such change, at least thirty percent (30%) of the members of the Board were not members of the Board at the start of such twelve (12)   month period but only if the election of such new members of the Board was not approved by at least three-quarters (3/4) of the Directors who were either sitting at the beginning of such twelve (12) month period or elected to the Board during such twelve (12) month period with the approval of three-quarters (3/4) of the Directors who were sitting at the beginning of such twelve (12) month period.

(c)  “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)  “Company” means Hickok Incorporated, an Ohio corporation, or any successor thereto.

(e)  “Director” means a member of the Board.

(f)  “Disability” means a Participant’s inability, due to a physical or mental condition, to continue to serve as a member of the Board, as determined by the Board pursuant to written certification of such Disability from a physician acceptable to the Board.

(g)  “Effective Date” means February 22, 2007, subject to ratification by an affirmative vote of a majority of the voting capital stock of the Company.

(h)  “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor thereto.

(i)  “Fair Market Value” means (a) if the Shares are listed on a nationally recognized stock exchange or the NASDAQ Over-The-Counter Bulletin Board Market, the closing price of the Shares on the date the fair market value of the Shares is being determined, or, if no sale has occurred on such date, on the most recent preceding day on which there is a closing price of the Shares, or (b) in all other circumstances, the value determined by the Board after obtaining an appraisal by one or more independent appraisers meeting the requirements of regulations issued under Section 170(a)(1) of the Code.

(j)  “Option” means an option to purchase Shares granted under Article 4 herein.

(k)  “Option Agreement” means an agreement, in the form of Exhibit A attached hereto, setting forth the terms and provisions applicable to an Option.

(l)  “Option Price” shall be equal to one hundred percent (100%) of the Fair Market Value of a Share at the close of the date the Option is granted.

(m)  “Outside Director” means a Director who is not employed by the Company or a Subsidiary.

(n)  “Participant” means an Outside Director who has been granted an Option.

(o)  “Plan” means the Hickok Incorporated 2007 Outside Directors Stock Option Plan.

(p)  “Shares” means the Class A Common Shares, $1.00 par value, of the Company.

(q)  “Subsidiary” means any corporation, at least fifty percent (50%) of the common stock of which is owned directly or indirectly by the Company.

Article 2.  Establishment, Purpose and Duration

2.1 Establishment of the Plan. The Company hereby establishes the Plan as set forth herein.

2.2 Purpose of the Plan. The purpose of the Plan is to provide the Outside Directors with greater incentive to serve and promote the interests of the Company and its shareholders. The premise of the Plan is that, if such Outside Directors acquire a proprietary interest in the Company or increase such proprietary interest as they may already hold, then the incentive of such Outside Directors to work toward the Company’s continued success will be commensurately increased. Accordingly, the Company will, from time to time during the effective period of the Plan, grant to the Outside Directors Options on the terms and subject to the conditions set forth in the Plan.

2.3 Duration of the Plan.  The Plan shall commence on the Effective Date and shall remain in effect until the second business day after the Company's regular meeting of shareholders at which directors are elected in 2009, unless earlier terminated by resolution of the Board of Directors.

Article 3.  Shares Subject to the Plan

3.1 Number of Shares.  The total number of Shares available for grant under the Plan shall be Twenty-One Thousand (21,000).  These Shares may be either authorized but unissued, treasury Shares or reacquired Shares. The grant of an Option shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Option.  To the extent that an Option is settled in cash rather than in Shares, the authorized Share pool shall be reduced by the appropriate number of Shares represented by the cash settlement of the Option, as determined by the Board (subject to the limitation set forth in Section 3.2 herein).

3.2 Lapsed Options.  If any Option granted under this Plan is canceled, terminates, expires or lapses for any reason, any Shares subject to such Option again shall be available for the grant of an Option under the Plan. However, in the event that prior to the Option’s cancellation, termination, expiration, or lapse, the holder of the Option at any time received one or more “benefits of ownership” pursuant to such Option (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Option shall not be made available for regrant under the Plan.

3.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, share split, share dividend, split-up, share combination, or other change in the corporate structure of the Company, the Board, in its sole discretion, shall make such adjustments as are necessary and appropriate in the exercise prices, number of Shares issuable upon exercise and/or the class of Shares issuable upon exercise of all then outstanding Options, to prevent dilution or enlargement of rights of the holders of Options under the Plan; and provided that the number of Shares attributable to any Option shall always be a whole number.

Article 4. Grant of Options

4.1 Grant of Options to Outside Directors. On the Effective Date each Outside Director shall be granted an Option to purchase One Thousand (1,000) Shares at the Option Price. Thereafter, on the first business day immediately following the date of each of the Company's regular meetings of shareholders at which directors are elected, commencing with the meeting to be held in 2008 and through the meeting in 2009, each Outside Director shall be granted an Option to purchase One Thousand (1,000) Shares at the Option Price. Each Option shall be exercisable in equal one-third increments, beginning on the first anniversary of the date of grant. The terms of each such Option shall be set forth in an Option Agreement which shall be executed by the Outside Director and the Company.

4.2 Duration of Options. Subject to the provisions contained herein relating to earlier expiration, each Option shall expire on the tenth (10th) anniversary date of its grant.

4.3 Exercise of Options. Options granted under the Plan shall be exercisable as follows:

Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

4.4 Payment. The Option Price upon exercise of any Option shall be payable to the Company in full in cash or its equivalent. The Board also may allow cashless exercises as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any  other means which the Board determines to be consistent with the Plan’s purpose and applicable law.

As soon as practicable after receipt of a written notification of exercise and full payment, except in the case of a cashless exercise, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

4.5 Restrictions on Share Transferability. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as shall be required under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and under any blue sky or state securities laws applicable to such Shares.

4.6 Ceasing to be a Director Due to Death or Disability.

(a) Death. In the event a Participant ceases to be a Director by reason of death, all vested Options held by the Participant shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Participant’s beneficiary, or by such persons that have acquired the Participant’s rights under the Option by will or by the laws of descent and distribution.

(b) Disability. In the event a Participant ceases to be a Director by reason of Disability, all vested Options held by the Participant shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Board determines the definition of Disability to have been satisfied, whichever period is shorter.

(c) Death After Ceasing to be a Director. In the event that a Participant ceases to be a Director by reason of Disability, and within the exercise period following such termination the Participant dies, then the remaining exercise period under outstanding Options shall equal the longer of (i) one (1) year following death; or (ii) the remaining portion of the exercise period which was triggered by reason of the Director’s Disability; provided, however, the remaining exercise period shall in no event extend beyond the expiration date of such Options. Such Options shall be exercisable by such person or persons who shall have been named as the Participant’s beneficiary, or by such persons who have acquired the Participant’s rights under the Option by will or by the laws of descent and distribution.

4.7 Ceasing to be a Director. If a Participant ceases to be a Director for any reason, all Options held by the Participant which are not vested as of the date he ceases to be a Director shall immediately be forfeited to the Company.

Options which are vested as of the date a Participant ceases to be a Director for any reason other than the reasons set forth in Section 4.6 may be exercised within the period beginning on the date the Participant ceases to be a Director, and ending sixty (60) days after such date. In the event the Participant dies within such sixty (60) day period, then any outstanding Options may be exercised within twelve (12) months after the date of such Participant’s death by such person or persons who shall have been named as such Participant’s beneficiary or by such person who has acquired the Participant’s rights under the Options by will or by the laws of descent and distribution; provided, however, the remaining exercise period shall in no event extend beyond the expiration date of such Options.

4.8 Nontransferability of Options. No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant or any other person, voluntarily or involuntarily, other than (i) by will or by the laws of descent and distribution or (ii) pursuant to a Qualified Domestic Relations Order as provided for in Section 206(d)(3)(B) of the Employee Retirement Income Security Act of 1974, as amended. Further, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

Article 5.  Beneficiary Designation

Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) who will succeed to the Participant’s rights hereunder in the event of the Participant’s death. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

Article 6. Change in Control

Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of Section 11.5 herein:

(a)  Any and all Options granted hereunder shall become immediately exercisable; and

(b)  Subject to Article 7 herein, the Board shall have the authority to make any modifications to the Options as determined by the Board to be appropriate before the effective date of the Change in Control.

Article 7. Amendment, Modification, and Termination

7.1 Amendment, Modification, and Termination. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that the Plan shall not be amended more than once every six (6) months, other than to conform it to changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; and provided, further that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon.

7.2 Options Previously Granted. No termination, amendment or modification of the Plan shall adversely affect in any material way any Option previously granted under the Plan, without the written consent of the Participant holding such Option.

Article 8. Withholding

The Company shall have the power and the right to deduct and withhold from any other compensation due the Participant from the Company, or require a Participant to remit to the Company in such form as requested by the Company, an amount sufficient to satisfy Federal, state, and local taxes required by law to be withheld with respect to any taxable event arising from or as a result of this Plan.

Article 9.  Indemnification

Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval or paid by such person in satisfaction of any judgment in any such action, suit, or proceeding against such person, provided such persons shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Code of Regulations, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 10. Successors

All obligations of the Company under the Plan with respect to Options shall be binding on any successor to the company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 11. Miscellaneous

11.1 No Right to Continue as a Director. Nothing in this Plan or in any Option Agreement shall confer upon any Outside Director any right to continue as a Director, or to be entitled to receive any remuneration or benefits not set forth in the Plan or such Option Agreement, or to interfere with or limit the right of the shareholders of the Company to remove him or her as a Director, with or without cause.

11.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

11.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

11.4 Requirements of Law. The granting of Options and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any “derivative security” or “equity security” granted pursuant to the Plan to any Outside Director may not be sold or transferred for at least six (6) months after the date of grant of such Option. The terms “equity security” and “derivative security” shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

11.5 Securities Law Compliance. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act.  To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

11.6 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Ohio.

11.7 Time for Taking Action. Any action that may be taken in respect of the Plan within a certain number of days shall be taken within that number of calendar days; provided, however, that if the last day for taking any such action falls on a weekend or a holiday, the period during which such action may be taken shall be extended until the next business day.  If any action in respect of the Plan is required to be taken on a day which falls on a weekend or a holiday, such action shall be taken on the next business day.

11.8 Nonqualified Options. All Options granted under the Plan shall, for purposes of the federal income tax, be nonqualified stock options.

APPENDIX B

AUDIT COMMITTEE CHARTER
(adopted May 23, 2000)

Organization

The Audit Committee (the “Committee”) of the Board of Directors of Hickok Incorporated (the “Company”) is currently comprised of two directors. Each director is an “independent director,” as such term is defined by the National Association of Securities Dealers, Inc. (an “Independent Director”). By June 1, 2001, the Committee shall be comprised of a minimum of three directors. Except as provided below, each director shall be an Independent Director.  Each member of the Committee shall be able to read and understand fundamental financial statements or will become able to do so within a reasonable period of time after appointment to the Committee. By June 1, 2001, the Committee shall include at least one member that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual's financial sophistication.

Statement of Policy

The Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Committee to maintain free and open communication between the directors, the independent auditors, the internal auditors, and the financial management of the Company.

Responsibilities

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to facilitate corporate accounting and reporting practices of the Company that are in accordance with all applicable requirements and that are of the highest quality.
In carrying out these responsibilities, the Committee will:

  Obtain the full Board of Directors’ approval of this Charter and review and reassess the adequacy of this Charter as conditions dictate (at least annually).
  Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.
  Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors and the Committee, as the shareholders’ representatives, who have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditor (or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement).
  Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor’s compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.
  Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.
  Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.
  Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.
  Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the Committee by the auditors. The chair of the Committee may represent the entire Committee for purposes of this review.
  Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the Committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.
  Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of audit.
  Report the results of the annual audit to the Board of Directors. If requested by the Board of Directors, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors’ questions (or alternatively, the other directors, particularly the other independent directors, may be invited to attend the Committee meeting during which the results of the annual audit are reviewed).
  On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to oversee the continuing independence of the auditors.
  Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.
  Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.
  Review the Committee’s report, containing the information required to be stated therein by rules of the Securities and Exchange Commission, to be set forth in the proxy statement for the Company’s annual meeting of shareholders, and review other Company disclosure relating to the Committee required to be set forth in such proxy statements.  This Charter shall be filed as an appendix to the proxy statement at least once every three years.